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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference, in the Registration Statements on Form S-8 (Nos. 333-56322, 333-55974, 333-54188, 333-40154,
333-40152, 333-87322 and 333-91124) of Marvell Technology Group Ltd., of our report dated February 26, 2003, relating to the financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
San Jose, California
May 1, 2003